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                                                                    EXHIBIT 10.2

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT


                          Dated as of January 15, 1998



                                      Among



                        CROWN PACIFIC LIMITED PARTNERSHIP



                                       And



                             EACH OF THE NOTEHOLDERS
                          WHICH ARE SIGNATORIES HEREOF



                  ----------------------------------------------



                       Re: $275,000,000 9.78% Senior Notes
                              Due December 1, 2009

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                                TABLE OF CONTENTS


SECTION                                 HEADING                               Page
                                                                              ----

Parties ....................................................................   1

Recitals ...................................................................   1


SECTION 1.      AMENDMENTS TO ORIGINAL NOTE PURCHASE AGREEMENT .............   1

  Section 1.1.     Amendments to Section 8.1. ..............................   1
  Section 1.2.     Addition to Section 8.1. ................................   3

SECTION 2.      MISCELLANEOUS ..............................................   3

  Section 2.1.     Effectiveness of Amendment ..............................   3
  Section 2.2.     Governing Law ...........................................   3
  Section 2.3.     Counterparts ............................................   3
  Section 2.4.     Captions ................................................   3
  Section 2.5.     References to Original Note Purchase Agreement ..........   3
  Section 2.6.     Expenses ................................................   3
  Section 2.7.     Ratification ............................................   4

Signature Page .............................................................   5



                                      -i-
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                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT, dated as of January 15, 1998 (this "AMENDMENT"), entered into among CROWN PACIFIC LIMITED PARTNERSHIP , a Delaware limited partnership (the "COMPANY"), and EACH OF THE NOTEHOLDERS WHICH ARE SIGNATORIES HEREOF (the "NOTEHOLDERS");

                                 WITNESSETH:

     WHEREAS, pursuant to the Note Purchase Agreement, dated as of December 1, 1994, (said Note Purchase Agreement, as amended by Amendment No. 1 thereto dated as of August 1, 1996, being herein called the "ORIGINAL NOTE PURCHASE AGREEMENT"), between the Company and each of the Purchasers named therein, the Company has heretofore issued $275,000,000 aggregate principal amount of its 9.78% Senior Notes due December 1, 2009 (the "NOTES"); and

     WHEREAS, terms not otherwise defined herein shall have the respective meanings specified in the Original Note Purchase Agreement, as amended by this Amendment; and

     WHEREAS, the Company and the Noteholders desire to amend certain of the provisions contained in the Original Note Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Company and the Noteholders hereby agree as follows:

SECTION 1.     AMENDMENTS TO ORIGINAL NOTE PURCHASE AGREEMENT.

     The Original Note Purchase Agreement is hereby amended as follows:

SECTION 1.1. AMENDMENTS TO SECTION 8.1.

     (a) Subclause (ii) of clause (b) of the definition of "AVAILABLE CASH" contained in Section 8.1 of the Original Note Purchase Agreement is hereby amended by (Y) deleting the phrase the "1995 NOTES AND THE 1996 NOTES" or the phrase "1995 NOTES AND 1996 NOTES" wherever either such phrase occurs in such clause (ii) and substituting in lieu thereof the phrase "1995 NOTES, THE 1996 NOTES AND THE 1997 NOTES" and (Z) deleting the phrase "1995 NOTES AND/OR THE 1996 NOTES" where such phrase occurs in such clause (ii) and substituting in lieu thereof the phrase "1995 NOTES, THE 1996 NOTES AND/OR THE 1997 NOTES".

     (b) The definition of "CONSOLIDATED CASH FLOW" contained in Section 8.1 of the Original Note Purchase Agreement is hereby amended by deleting the number "15%" where it appears in said definition and substituting in lieu thereof the number "8-1/3%".

     (c) The definition of "PLANNED VOLUME" contained in Section 8.1 of the Original Note Purchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "PLANNED VOLUME" shall mean as of December 30, 1997 325,000,000 board feet per annum of timber, and shall be adjusted for any Annual Timber Increase, as of the Effective Date for such Annual Timber Increase, by increasing such per annum amount by an amount equal to 8-1/3% of such Annual Timber Increase. In addition, such per annum amount shall, if there shall be an Annual Timber Decrease in any Determination Period, be permanently (with respect to such Annual Timber Decrease) adjusted, effective as of the Effective Date for such Annual Timber Decrease, by decreasing such per annum amount in the same proportion that the Predisposition Timber Amount in respect of such Annual Timber Decrease is reduced by such Annual Timber Decrease; PROVIDED that such adjustment shall not be made if the percentage decrease represented by such adjustment would be less than 5% and if the Asset Coverage Ratio as of the last day of such Determination Period is at least 2:1. For purposes of the foregoing:

               "ANNUAL TIMBER INCREASE" shall mean, for any Determination Period, the amount, in board feet, by which the number of board feet of timber acquired by the Company and its Restricted Subsidiaries during such Determination Period shall exceed the number of board feet of timber sold or otherwise disposed of by the Company and its Restricted Subsidiaries during such Determination Period; and "ANNUAL TIMBER DECREASE" shall mean, for any Determination Period, the amount, in board feet, by which the number of board feet of timber sold or otherwise disposed of by the Company and its Restricted Subsidiaries during such Determination Period shall exceed the number of board feet of timber acquired by the Company and its Restricted Subsidiaries during such Determination Period; PROVIDED that, neither such calculation shall include timber acquired with the Net Proceeds of an Excess Harvest pursuant to Section 4.12.

               "ASSET COVERAGE RATIO" shall mean, as of the date of determination, the ratio of (a) the fair market value (determined in good faith by a Responsible Officer, but excluding any value based on a higher and better use thereof) of the timberlands owned by the Company and its Restricted Subsidiaries on such determination date to (b) Funded Debt of the Company and its Restricted Subsidiaries on a consolidated basis on such determination date.

               "DETERMINATION PERIOD" shall mean the period from and including December 30, 1997 to and including December 31, 1998 and each calendar year thereafter.

               "EFFECTIVE DATE" for any Annual Timber Increase or Annual Timber Decrease shall be July 1 of the Determination Period for which such Annual Timber Increase or Annual Timber Decrease, as the case may be, occurs.

               "PREDISPOSITION TIMBER AMOUNT" with respect to any Annual Timber Decrease shall mean the amount of timber owned by the Company and its Restricted Subsidiaries as of the first day of the Determination Period for which such Annual Timber Decrease occurred.

SECTION 1.2. ADDITION TO SECTION 8.1.

     The following definition of "1997 NOTES" is hereby added to Section 8.1 of the Original Note Purchase Agreement immediately following the definition of "1996 NOTES":

          "1997 NOTES" shall mean the $15,000,000 7.76% Senior Notes, Series A, due February 1, 2012, the $55,000,000 7.76% Senior Notes, Series B, due February 1, 2013, and the $25,000,000 7.93% Senior Notes, Series C, due February 1, 2018 of the Company issued under and pursuant to the Note Purchase Agreement dated as of December 15, 1997 among the Company and the purchasers listed in Schedule I thereto.

SECTION 2.     MISCELLANEOUS.

SECTION 2.1. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon, and only upon, execution and delivery of counterparts hereof by the Company and by the holders of at least 55% in aggregate principal amount of the then outstanding Notes.

SECTION 2.2. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

SECTION 2.4. CAPTIONS. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

SECTION 2.5. REFERENCES TO ORIGINAL NOTE PURCHASE AGREEMENT. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the effectiveness of this Amendment may refer to the Original Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

SECTION 2.6. EXPENSES. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay all expenses relating to the subject matter of this Amendment, including but not limited to the reasonable out-of-pocket expenses of the Noteholders and the reasonable fees and expenses of Chapman and Cutler, special counsel for the Noteholders.

SECTION 2.7. RATIFICATION. Except to the extent hereby modified or amended, the Original Note Purchase Agreement is in all respects hereby ratified, confirmed and approved by the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Note Purchase Agreement to be executed and delivered, all as of the day and year first above written.


                                      CROWN PACIFIC LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership


                                        By:  CROWN PACIFIC MANAGEMENT
                                           LIMITED PARTNERSHIP, a
                                        Delaware
                                            limited partnership
                                             Its General Partner

                                             By
                                               --------------------------------
                                                Its Authorized Officer


                                        JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By
                                        Its


                                      MELLON BANK, N.A., as trustee for
                                        AT&T Master Pension Trust

                                      as directed by John Hancock Mutual Life
                                        Insurance Company


                                      By
                                        Its

                                      MELLON BANK, N.A., as trustee for
                                        NYNEX Master Pension Trust

                                      as directed by John Hancock Mutual Life
                                        Insurance Company


                                      By
                                        Its


                                      WESTERN NATIONAL LIFE INSURANCE
                                        COMPANY

                                      By Conseco Capital Management, Inc.,
                                        acting as Investment Advisor


                                         By
                                           -------------------------------------
                                           Its


                                         BANKERS UNITED LIFE ASSURANCE
                                         COMPANY


                                      By
                                        Its


                                      PFL LIFE INSURANCE COMPANY


                                      By
                                        Its

                                      AUSA LIFE INSURANCE COMPANY, INC.
                                        (as successor to International Life
                                        Investors Insurance Company)


                                      By
                                        Its


                                      LIFE INVESTORS INSURANCE COMPANY OF
                                        AMERICA


                                      By
                                        Its


                                      AUSA LIFE INSURANCE COMPANY, INC.


                                      By
                                        Its


                                      MONUMENTAL LIFE INSURANCE
                                        COMPANY


                                      By
                                        Its


                                      GREAT NORTHERN INSURED ANNUITY
                                        CORPORATION


                                      By
                                        Its

                                      MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                      By
                                        Its


                                      TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA


                                      By
                                        Its


                                      EQUITABLE LIFE ASSURANCE SOCIETY OF
                                        THE UNITED STATES


                                      By
                                        Its


                                      ALLSTATE LIFE INSURANCE COMPANY


                                      By


                                      By
                                          Authorized Signatories


                                      THE OHIO NATIONAL LIFE INSURANCE
                                        COMPANY


                                      By
                                        Its

                                      PROVIDENT LIFE AND ACCIDENT
                                        INSURANCE COMPANY


                                      By
                                        Its


                                      THE UNION CENTRAL LIFE INSURANCE
                                        COMPANY


                                      By
                                        Its


                                      THE MANHATTAN LIFE INSURANCE
                                        COMPANY


                                      By
                                        Its


                                      GENERAL AMERICAN LIFE INSURANCE
                                        COMPANY


                                      By
                                        Its


                                      WASHINGTON NATIONAL INSURANCE
                                        COMPANY

                                      By Conseco Capital Management, Inc.,
                                        its investment advisors


                                        By
                                          -------------------------------------
                                          Its